SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2020

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Commission File Number 0-51331

Maryland    75-3199276
(State or Other Jurisdiction    (I.R.S. Employer
of Incorporation)    Identification No.)
60 North Frontage Road, Burr Ridge, Illinois 60527
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 894-6900
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On February 14, 2020, BankFinancial NA (“the Bank”), the national banking association subsidiary of BankFinancial Corporation (Nasdaq - BFIN) announced today the expansion of BankFinancial Equipment Finance. BankFinancial Equipment Finance’s capabilities now include leasing to governmental, middle-market and small business lessees, as well as continuing its corporate leasing, lending, deposit and treasury management services to independent equipment lessors nationwide.
BankFinancial Equipment Finance is led by Ms. Marci Slagle, President of BankFinancial Equipment Finance. Ms. Slagle is a Certified Lease Finance Professional (CLFP) with over 20 years’ experience in the commercial equipment leasing industry. Ms. Slagle is a former member of the Equipment Finance and Lease Association Steering Committee - Middle Market Leasing and she is also an Executive Committee member and Past President of the CLFP Foundation.
The Bank also announced the expansion of BankFinancial Commercial Real Estate Capital Markets. BankFinancial Commercial Real Estate Capital Markets provides a comprehensive array of commercial real estate loan, deposit and treasury solutions across virtually every asset type to investors and management companies on a national basis, as well as continuing its selective apartment building and commercial real estate portfolio in selected regional markets.
BankFinancial Commercial Real Estate is led by President John Manos, a 30-year veteran of national commercial real estate lending and Vicky Arroyo, Executive Vice President - Chicago, with two decades’ experience in Chicago commercial real estate and community development lending, most recently with MB Financial Bank. The team now consists of 12 bankers located in Chicago, IL, Denver, CO, Dallas, TX and Tampa, FL with investor relationships nationwide.

A copy of the press releases announcing these items are attached as Exhibit 99.1 and 99.2 to this report.

Item 9.01	Financial Statements and Exhibits.
(a)    Not Applicable.
(b)    Not Applicable.
(c)    Not Applicable.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated	February 14, 2020
99.2	Press Release dated	February 14, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:	February 14, 2020	BANKFINANCIAL CORPORATION
		By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and Chief Executive Officer